Summary Prospectus Supplement

January 29, 2013

Morgan Stanley Institutional Fund, Inc.

Supplement dated January 29, 2013 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated May 23, 2012 of:

Multi-Asset Portfolio
(the "Portfolio")

The following is hereby added as the penultimate paragraph under the section of the Summary Prospectus entitled "Principal Risks:"

•  Non-Diversified Risk. Because the Portfolio is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument would cause the Portfolio's overall value to decline to a greater degree.

Please retain this supplement for future reference.

  SU-MSIF-25-SPT1 1/13